UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PepsiCo, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PEPSICO, INC. 2022 Annual Meeting Vote by May 3, 2022 11:59 PM ET. For shares held in a Plan, vote by May 1, 2022 11:59 PM ET.
700 ANDERSON HILL ROAD PURCHASE, NY 10577-1444

D68052-P66937-Z81866

You invested in PEPSICO, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting May 4, 2022 9:00 AM ET
Virtually at: www.virtualshareholdermeeting.com/PEP2022

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Segun Agbaje	For
1b.	Shona L. Brown	For
1c.	Cesar Conde	For
1d.	Ian Cook	For
1e.	Edith W. Cooper	For
1f.	Dina Dublon	For
1g.	Michelle Gass	For
1h.	Ramon L. Laguarta	For
1i.	Dave Lewis	For
1j.	David C. Page	For
1k.	Robert C. Pohlad	For
1l.	Daniel Vasella	For
1m.	Darren Walker	For
1n.	Alberto Weisser	For
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022.	For
3.	Advisory approval of the Company’s executive compensation.	For
4.	Shareholder Proposal - Independent Board Chairman.	Against
5.	Shareholder Proposal - Report on Global Public Policy and Political Influence Outside the U.S.	Against
6.	Shareholder Proposal - Report on Public Health Costs.	Against
NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D68053-P66937-Z81866

Every Vote Counts

Every vote counts. To express our
appreciation for your participation,
PepsiCo will donate $1 to No Kid Hungry
on behalf of every shareholder account
that votes. Every $1 can help provide up to
10 meals for kids in need.

Please see our 2022 proxy statement for additional information.

P63646-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com and select “Email” in the Delivery Settings section.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.